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                                                                    EXHIBIT 99.1

                              FORM OF CERTIFICATION

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of DOR BioPharma, Inc. (the "Company") for the yearly period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ralph M. Ellison, CEO and President of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:     /s/ Ralph M. Ellison
       ---------------------------
Name:  Ralph M. Ellison
       CEO / President
       03/31/2003